Exhibit 99.1

November 10, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were principal accountants for VaxGen, Inc. and, under the date of March 8, 2004, we reported on the consolidated financial statements of VaxGen, Inc. as of and for the years ended December 31, 2003 and 2002. We have read VaxGen, Inc.'s statements included under Item 4.02(b) of its Form 8-K/A dated July 20, 2004, and we agree with such statements.


Very truly yours,


                                                     /s/ KPMG LLP